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EXHIBIT 10.1.3

CERTIFIED TRANSLATION

Employment Contract for Foreign Personnel

        Know all men by these men by these presents, which is being signed in three copies, the Employment Contract for Foreign Personnel, entered into on the one hand by DOE RUN PERU S.R.L. with R.U.C. No 20376303811 of Victor Andrés Belaúnde 147, 9th Floor, Camino Real Business Center—Torre Real 3, San Isidro, Lima, the establishment thereof duly recorded on Card No 143658 of the Book of Business Partnerships of the Public Registry of Lima, engaged in activities related to the mining and metallurgical industry, duly represented by its General Manager Mister Richard Kenneth Buckley, identified by Foreigner's Identification card No N-97767, according to the power of attorney granted by the General Shareholders Meeting dated January 12th 2001, duly registered under Entry No 11015269 of the Registry of Body Corporates of Lima, hereinafter to be called "THE EMPLOYER"; and on the other hand Mister Albert Bruce Neil, identified by Canadian Passport No MJ524767 born in the city of Tofino, British Columbia, Canada, Canadian citizen, of masculine sex, 57 years old, married, of profession Engineer, domiciled at Victor Andrés Belaúnde No 147 9th Floor, Camino Real Business Center—Torre Real 3, San Isidro, Lima, hereinafter to be called "THE EMPLOYEE" under the following terms and conditions:

FIRST: THE EMPLOYER

        THE EMPLOYER is en enterprise engaged only and exclusively to the economic activity described in the introduction of this document and requires an employee to assume the position of Assistant General Manager until December 31St 2003 to thereafter hold the office of General Manager as from January 1St 2004.

SECOND: THE EMPLOYEE

        THE EMPLOYEE is a professional who has the capacity and experience required to render the services subject matter of this contract and states to be qualified for the position offered.

THIRD: THE SERVICES

        By means of this document, THE EMPLOYER hires the services of THE EMPLOYEE to hold the position described in the preceding clauses in the city of Lima and La Oroya as well as in other cities which might be necessary due to the nature if the work,

        THE EMPLOYER recognized and the EMPLOYEE accepts that the position he shall perform of employee is one of direction according to Article 43 of the Sole Ordered Text of Legislative Decree No 728, Law of Labor Productivity and Competitivity.

FOURTH: THE WORKING DAYS

        According to the provisions of Article 5 of the Sole Ordered Text of Legislative Decree N °854, when referring to direction personnel, the Law regarding of the Hours of Work, Time Schedule and Over Time are not relevant to THE EMPLOYEE who is not included in this legal regulation.

FIFTH: THE REMUNERATION

        THE EMPLOYER shall pay THE EMPLOYEE as remuneration the following:

5.1
Basic Income

Monthly Income	:	US$12,500 × 12 = US$150,000
Yearly Sub Total	:	US$150,000

5.2
Other yearly benefits calculated on the basic income

        THE EMPLOYER shall pay THE EMPLOYEE in addition to this basic salary the following benefits:

  •
  A bonus in July and in December amounting to US$12,500 each one.

  •
  He shall be entitled to a shared profit plan, the amount varying monthly but is estimated at 5% of the yearly basic income.

  •
  A grant for services rendered abroad, equivalent to 15% of his yearly basic income.

  •
  A grant for hard work, equivalent to 10% of his yearly basic income.

  •
  Monthly grant due to the cost of life in Peru between 25% to 35% of $42,600 (amount determined by the NFTC corresponding to the yearly expense for two persons living in the United States and which can be adjusted.) The result is divided by twelve and the result is the amount that shall be paid monthly depending on the applicable index.

SIXTH: HOUSING

        THE EMPLOYER shall provide THE EMPLOYEE a house in the city of Lima for the true performance of his job, as it is essential to render the services.

SEVENTH: LABOR SYSTEM

        THE WORKER is subject to the Labor System of the Private Activity and the rights and benefits provided therein are applicable.

EIGHTH: THE TERM

        The term of duration of this contract shall be of three years computed as from the date on which the migratory condition of Non-Immigrant Resident is granted, unless it is terminated before according to the provisions of this Contract. In any case the Contract shall conclude on April 30th 2006. According to the provisions of the 5th Article of Legislative Decree 689 and of Article 11 of the regulations approved by Supreme Decree No 014-92-TR, such term may be extended, prior written agreement between the contracting parties.

        The services shall start to be rendered only the day after receiving the approval of the working contract and provided that the authorizing migratory condition is obtained.

NINTH: THE EFFECTS OF THE APPROVAL OF THE CONTRACT

        It is stated that the parties are aware that the approval of the Contract by the Administrative Work Authority does not authorize to render services while the authorizing migratory condition, granted by the relevant Migration Authority has not been received, under responsibility of the EMPLOYER.

TENTH: TRAINING

        The parties assume the compromise to train local personnel in the same position under which THE EMPLOYEE is being hired.

ELEVENTH: THE RETURN

        Upon the termination of the contract THE EMPLOYER undertakes to provide executive class air tickets to THE EMPLOYEE and to his wife for their return to their point of origin. The cost of these shall be for the account of the EMPLOYER and the air tickets shall be issued in favor of Mister Bruce Neil, 57 years old and his wife Mrs. Donna May Neil, 57 years old.

TWELFTH: TERMINATION OF THE CONTRACT

        THE EMPLOYEE may resign to this position at any time sending THE EMPLOYEE a thirty (30) days prior notice, without obligation of same him any amount whatsoever for the anticipated termination of the contract. Without detriment to the EMPLOYEE, the EMPLOYER may terminate this contract for any of the causes of extinguishment provided for in the Sole Ordered Text of Legislative Decree No 728, Law of Labor Law and Productivity as well as its regulations and/or amendments.

THIRTEENTH: TAXES

        In matters of tax obligations, THE EMPLOYEE is clearly instructed that he is subject to Peruvian legislation. Consequently he must comply with preparing and filing his Income Tax Sworn Statement as well as to comply with the other tax obligations. THE EMPLOYER undertakes to make the withholdings required by law.

FOURTEENTH: APPROVAL

        According to Legislative Decree No 689, this Working Contract shall be submitted to the approval of the Administrative Labor Authority of Peru.

        Made and signed in the city of Lima, on the 31St day of March of the year 2003, in three (3) copies with the same text, as evidence if the parties and of the Labor Authorities of Peru, to those approval it shall be submitted.

(one illegible signature) THE EMPLOYER	(one illegible signature) THE EMPLOYEE

        (Translators Note): All pages bear the following seal:

  Labor and Employment Promotion Ministry—Office for Documentary Procedures
  June 1St 04 - 12 I.Z.

        (Translator's Note): Page 2 bears in addition the following seal:

  Labor and Employment Promotion Ministry—Office for Documentary Procedures
  April 1St 03

        nnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnnn

        (Translators Note): One seal)

  Labor and Employment Promotion Ministry—Office for Documentary Procedures
  June 1St 04 - 12 I.Z.

  LABOR AND EMPLOYMENT PROMOTION MINISTRY
  General registry Sub Direction,
  File No 0000038065-03
  Lima, April 11th 2003

        According to the provisions of Article 6 subclause "B" of Legislative Decree No680; The Working Contract dated March 315t 2003 entered into by DOE RUN PERU S.R.L. and ALBERT BRUCE NEIL, Canadian citizen for the term of three(3) years and consisting of fourteen (14) clauses is being APPROVED.

File N10000038065-03 (One illegible signature) Carlos Fernando Flores Bertalmid Assistant Director	Registration No 0777-03

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  EXHIBIT 10.1.3
CERTIFIED TRANSLATION
Employment Contract for Foreign Personnel